EXHIBIT 10.3
SECOND AMENDMENT TO
AMENDED AND RESTATED PROPERTY MANAGEMENT AND LEASING AGREEMENT
THIS SECOND AMENDMENT TO AMENDED AND RESTATED PROPERTY MANAGEMENT AND LEASING AGREEMENT (this “Second Amendment”), is made and entered into as of November 11, 2021, by and among HEALTHCARE TRUST, INC., a Maryland corporation (the “Company”), HEALTHCARE TRUST OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “OP”), and HEALTHCARE TRUST PROPERTIES, LLC, a Delaware limited liability company (the “Manager”).

WHEREAS the parties hereto entered into that certain Amended and Restated Property Management and Leasing Agreement, dated of February 17, 2017, as amended by that certain First Amendment to Amended and Restated Property Management and Leasing Agreement, dated April 10, 2018 (hereinafter collectively, the “Property Management Agreement”); and

WHEREAS, the parties wish to further amend the Property Management Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual promise contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree to amend the Agreement as follows:

1.Amendments.

a.Definition of “Owner”. The defined term “Owner” set forth in Section 1.13 of the Agreement is hereby deleted in its entirety and replaced as follows:

1.13. “Owner” means, as the context may require, the Company, the OP, any Joint Venture and “any” or “each” Subsidiary, as the actual owner or lessee of one or more of the Properties.

b.Definition of “Properties”. The defined term “Properties” set forth in Section 1.17 of the Agreement is hereby deleted in its entirety and replaced as follows:

1.16. “Properties” means all real estate properties owned directly or indirectly, as applicable, by the Owner and all tracts as yet unspecified but to be acquired by the Owner containing income-producing Improvements or on which the Owner will develop or rehabilitate income-producing Improvements, provided, however, that those real estate properties owned by the Owner that are expressly subject to a separate property management agreement with Manager are expressly excluded from the definition of Properties hereunder.

2.Miscellaneous. Except as expressly modified by this Second Amendment the terms of the Property Management Agreement shall remain in full force and effect as written. Any capitalized term used in this Second Amendment and not otherwise defined herein, shall have the meaning ascribed to such term in the Property Management Agreement. This Second Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each of the parties and delivered to the other party. Signatures on this Second Amendment which are transmitted by electronically (including, without limitation, the delivery of PDF counterparts) shall be valid for all purposes, however any party shall deliver an original signature of this Second Amendment to the other party upon request.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and year first set forth above.
HEALTHCARE TRUST, INC.

By:    /s/ Michael Anderson
Name: Michael Anderson
Title: Authorized Signatory

HEALTHCARE TRUST OPERATING PARTNERSHIP, L.P.
By:    Healthcare Trust, Inc.
its General Partner

By:    /s/ Michael Anderson
Name: Michael Anderson
Title: Authorized Signatory

HEALTHCARE TRUST PROPERTIES, LLC

By:    /s/ James Tanaka
Name: James Tanaka
Title: Authorized Signatory